                                  EXHIBIT 99.1

                   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

           INTRODUCTION TO FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     The financial statements of Avantron Technologies Inc. ("Avantron") are presented in Canadian dollars and have been prepared in accordance with accounting principles generally accepted in Canada ("Cdn. GAAP").

     U.S. GAAP and Cdn. GAAP differ in certain respects. A reconciliation of the statements of earnings and shareholders' equity of Avantron to U.S. GAAP is provided in Note 15 of Avantron's Financial Statements. The financial information of Avantron used in the preparation of the pro forma condensed combined financial information included as Item 7 (b) in this Form 8-K/A complies with U.S. GAAP and contains translation of Canadian dollars into U.S. dollars at rates specified in the Notes to Unaudited Pro Forma Condensed Combined Financial Statements. The translation should not be construed as representation that the Canadian dollar amounts represent, or have been or could be converted into, U.S. dollars at that or any other rate.

         Financial Statements of


         AVANTRON TECHNOLOGIES INC.


         Seven-month periods ended December 31, 2000 and 1999 (unaudited), as well as the year ended May 31, 2000

AUDITORS' REPORT

To the Board of Directors

We have audited the balance sheet of Avantron Technologies Inc. as at May 31, 2000 and the statements of earnings, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at May 31, 2000 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

Canadian generally accepted accounting principles vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected results of operations for the year ended May 31, 2000 and shareholders' equity as at May 31, 2000 to the extent summarized in note 15 to the financial statements.



/s/ Harel, Drouin & Associes
----------------------------
Chartered Accountants

Montreal, Canada
October 6, 2000 (except as to notes 15 and 16 which are dated March 1, 2001)

AVANTRON TECHNOLOGIES INC.
Financial Statements

Seven-month periods ended December 31, 2000 and 1999, as well as the year ended May 31, 2000

Financial Statements

 Balance Sheets..............................                        1

 Statements of Earnings......................                        2

 Statements of Retained Earnings.............                        3

 Statements of Cash Flows....................                        4

 Notes to Financial Statements...............                        5

AVANTRON TECHNOLOGIES INC.
Balance Sheets
December 31, 2000 and May 31, 2000
(In Canadian dollars)

--------------------------------------------------------------------------------
                                              December 31,          May 31,
                                                 2000                2000
                                              (Unaudited)          (Audited)
--------------------------------------------------------------------------------
Assets

Current assets:
 Cash                                          $  713,928           $   46,910
 Accounts receivable (note 2)                   1,383,070            1,455,007
 Inventories (note 3)                           1,043,018              849,246
 Research tax credits receivable                  412,763              445,691
 Prepaid expenses                                  14,326               32,416
 -------------------------------------------------------------------------------
                                                3,567,105            2,829,270

Capital assets (note 4)                           716,816              567,529
Deferred charges (note 5)                         211,312              205,238
--------------------------------------------------------------------------------
                                               $4,495,233           $3,602,037
================================================================================

Liabilities and Shareholders' Equity

Current liabilities:
 Bank indebtedness (note 6)                    $        -           $   36,365
 Accounts payable                                 550,112              506,963
 Accrued liabilities                              457,427              473,160
 Dividends payable                                      -              500,000
 Income taxes payable                             744,990              365,767
 Deferred income taxes                             31,168               51,968
 Current portion of long-term debt (note 7)       192,200              192,667
 -------------------------------------------------------------------------------
                                                1,975,897            2,126,890

Long-term debt (note 7)                           153,652              264,385
Deferred income taxes                               8,088               26,488

Shareholders' equity:
 Share capital (note 8)                           192,101              192,101
 Retained earnings                              2,165,495              992,173
 -------------------------------------------------------------------------------
                                                2,357,596            1,184,274
Commitments (note 9)
Subsequent events (note 16)

--------------------------------------------------------------------------------
                                               $4,495,233           $3,602,037
================================================================================

See accompanying notes to financial statements.

AVANTRON TECHNOLOGIES INC.
Statements of Earnings

Seven-month periods ended December 31, 2000 and 1999, as well as the year ended
 May 31, 2000
(In Canadian dollars)

--------------------------------------------------------------------------------
                                             December 31,            May 31,
                                         2000           1999          2000
--------------------------------------------------------------------------------
                                             (7 months)             (12 months)
                                            (Unaudited)              (Audited)

Sales                                   $5,885,676     $3,024,331   $6,616,342

Cost of goods sold                       2,291,648      1,362,355    2,923,586
--------------------------------------------------------------------------------
Gross margin                             3,594,028      1,661,976    3,692,756

Operating expenses:
  Selling                                  894,119        665,986    1,309,917
  Administrative                           645,403        241,223      700,125
  Research and development (note 10)       200,189        129,658      256,979
  Financial, net                           (13,223)        68,953       60,054
  ------------------------------------------------------------------------------
                                         1,726,488      1,105,820    2,327,075

--------------------------------------------------------------------------------
Earnings before income taxes             1,867,540        556,156    1,365,681

Income taxes (note 11):
  Current                                  733,418        154,814      365,767
  Deferred                                 (39,200)        10,100       25,150
  ------------------------------------------------------------------------------
                                           694,218        164,914      390,917

--------------------------------------------------------------------------------
Net income                              $1,173,322     $  391,242   $  974,764
================================================================================


Cost and operating expenses above include depreciation and amortization of $135,214, $72,688, and $176,677 for the periods ended December 31, 2000 and 1999, and May 31, 2000, respectively.

See accompanying notes to financial statements.

AVANTRON TECHNOLOGIES INC.
Statements of Retained Earnings

Seven-month periods ended December 31, 2000 and 1999, as well as the year ended
 May 31, 2000
(In Canadian dollars)

--------------------------------------------------------------------------------
                                             December 31,              May 31,
                                           2000           1999          2000
--------------------------------------------------------------------------------
                                               (7 months)            (12 months)
                                              (Unaudited)             (Audited)

Retained earnings, beginning of period    $  992,173      $517,409    $ 517,409

Net income                                 1,173,322       391,242      974,764

Dividends                                          -             -     (500,000)
--------------------------------------------------------------------------------
Retained earnings, end of period          $2,165,495      $908,651    $ 992,173
================================================================================

See accompanying notes to financial statements.

AVANTRON technologies INC.
Statements of Cash Flows

Seven-month periods ended December 31, 2000 and 1999, as well as the year ended
 May 31, 2000
(In Canadian dollars)

--------------------------------------------------------------------------------------------------
                                                                 December 31,            May 31,
                                                              2000          1999           2000
--------------------------------------------------------------------------------------------------
                                                                  (7 months)           (12 months)
                                                                 (Unaudited)            (Audited)

Cash flows from operating activities:
  Net income                                               $1,173,322     $ 391,242    $ 974,764
  Adjustments for:
     Depreciation and amortization                            135,214        72,688      176,677
     Loss on disposal of capital assets                        50,000             -            -
     Deferred income taxes                                    (39,200)       10,100       25,150
  Change in operating assets and liabilities:
     Accounts receivable                                       71,937      (494,045)    (625,147)
     Inventories                                             (193,772)     (223,814)    (341,600)
     Research tax credits receivable                           32,928       119,238     (128,393)
     Prepaid expenses                                          18,090        (9,420)     (25,659)
     Accounts payable                                          43,149       115,474      118,133
     Accrued liabilities                                      (15,733)       22,479      300,509
     Income taxes payable                                     379,223       154,814      365,767
  ----------------------------------------------------------------------------------------------
                                                            1,655,158       158,756      840,201

Cash flows from financing activities:
  Proceeds from (repayment of) bank indebtedness              (36,365)       15,338     (301,815)
  Proceeds from long-term debt                                      -             -       95,097
  Repayment of long-term debt                                (111,200)      (94,823)    (198,965)
  Dividends paid                                             (500,000)            -            -
  ----------------------------------------------------------------------------------------------
                                                             (647,565)      (79,485)    (405,683)

Cash flows from investing activities:
  Acquisition of capital assets                              (283,248)      (44,424)    (317,219)
  Development costs                                           (57,327)      (34,847)     (70,389)
  ----------------------------------------------------------------------------------------------
                                                             (340,575)      (79,271)    (387,608)
------------------------------------------------------------------------------------------------
Net increase in cash                                          667,018             -       46,910

Cash, beginning of period                                      46,910             -            -

------------------------------------------------------------------------------------------------
Cash, end of period                                        $  713,928     $       -    $  46,910
================================================================================================
Supplemental cash flow information:
  Cash paid for:
     Interest                                              $  29,317      $  68,953    $  72,058
     Income taxes                                             90,255              -            -
================================================================================================

See accompanying notes to financial statements.

AVANTRON TECHNOLOGIES INC.
Notes to Financial Statements

Seven-month periods ended December 31, 2000 and 1999, as well as the year ended
 May 31, 2000
(In Canadian dollars)
--------------------------------------------------------------------------------

    Avantron Technologies Inc. (the "Company") is incorporated under the Canada Business Corporations Act and its principal business activities are the manufacture and sale of telecommunications equipment, with an emphasis on test and measurement equipment for the cable television and broadcasting markets.


1.  Significant accounting policies:

    The financial statements have been prepared in accordance with Canadian generally accepted accounting principles ("GAAP"). Financial statements prepared under US GAAP would differ in some respects from those prepared in Canada. A reconciliation of earnings and shareholders' equity reported in accordance with Canadian GAAP and with US GAAP is presented in note 15. The significant accounting principles are as follows:

    (a)  Inventories:

    Raw materials are valued at the lower of cost and replacement cost, and finished goods and work-in-process are valued at the lower of average cost and net realizable value. Cost is determined using the average cost method.

    (b)  Capital assets:

    Capital assets other than equipment under capital leases are stated at cost. Equipment under capital leases are stated at the present value of minimum lease payments. Capital assets are being depreciated over their estimated useful lives using the following methods and annual rates:

================================================================================
     Asset                           Method                   Rate
--------------------------------------------------------------------------------

     Research equipment              Declining balance        10%
     Production equipment            Declining balance        10%
     Furniture and fixtures          Declining balance        20%
     Computer equipment              Declining balance        30%
     Leasehold improvements          Straight-line            20%

================================================================================


    (c)  Revenue recognition:

    Revenue is recognized on the sale of products or services when the products are shipped or the service performed, all significant obligations have been satisfied and the resulting receivable is reasonably assured of collection.

     (d) Research and development costs:

     Research costs, net of related investment tax credits, are expensed as incurred. Development expenditures, net of tax credits, if any, are capitalized when they meet the appropriate criteria for capitalization in accordance with Canadian generally accepted accounting principles. Deferred development expenditures are amortized using the straight-line method over a period of five years.

     (e)  Deferred financing fees:

     Deferred financing fees represent costs incurred to secure long-term debt financing and are being amortized using the straight-line method over a period of five years.

     (f)  Government incentives:

     All forms of government assistance are accounted for using the cost reduction method when there is reasonable assurance that the tax credits claimed will be realized. Accordingly, government assistance relating to the acquisition of capital assets is deducted from the related assets. Government assistance related to expenditures that are expensed as incurred in earnings is accounted for as a reduction of those expenses.

     (g)  Foreign exchange:

     The Company's functional currency is the Canadian dollar. Monetary assets and liabilities denominated in foreign currencies are translated at year-end exchange rates. Statement of earnings items are translated at the rates of exchange in effect at the transaction date. Translation gains and losses are included in income.

     (h)  Income taxes:

     The Company follows the deferral method of tax allocation. Deferred income taxes result from temporary differences between the recognition of income for income tax and financial statement purposes.

     (i)  Use of estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Accounts receivable:

================================================================================
                                           December 31,           May 31,
                                              2000                 2000
                                           (Unaudited)           (Audited)
--------------------------------------------------------------------------------
 Trade                                      $1,201,476            $1,155,961
 Sales tax receivables                         181,594               299,046

--------------------------------------------------------------------------------
                                            $1,383,070            $1,455,007
================================================================================

3.   Inventories:

================================================================================
                                           December 31,           May 31,
                                              2000                 2000
                                           (Unaudited)           (Audited)
--------------------------------------------------------------------------------
 Raw materials                              $  586,180            $  429,797
 Work in process                               333,748               286,641
 Finished goods                                123,090               132,808

--------------------------------------------------------------------------------
                                            $1,043,018            $  849,246
================================================================================

4.   Capital assets:

============================================================================================
                                                                              December 31,
                                                                                 2000
--------------------------------------------------------------------------------------------
                                                                              (Unaudited)

                                                              Accumulated       Net book
                                             Cost             depreciation       value
 Research equipment                          $  162,939        $   67,828        $   95,111
 Production equipment                           185,738            73,142           112,596
 Furniture and fixtures                         212,235            61,329           150,906
 Computer equipment                             138,918            50,385            88,533
 Leasehold improvements                         223,079            21,745           201,334
--------------------------------------------------------------------------------------------
                                                922,909           274,429           648,480

 Equipment under capital leases                  74,097             5,761            68,336

--------------------------------------------------------------------------------------------
                                             $  997,006        $  280,190        $  716,816
============================================================================================

============================================================================================
                                                                                May 31,
                                                                                 2000
--------------------------------------------------------------------------------------------
                                                                               (Audited)

                                                              Accumulated       Net book
                                             Cost             depreciation       value
--------------------------------------------------------------------------------------------

Research equipment                            $169,431         $ 70,000          $ 99,431
Production equipment                           212,876           83,325           129,551
Furniture and fixtures                         263,470          153,834           109,636
Leasehold improvements                         190,153           33,811           156,342
--------------------------------------------------------------------------------------------
                                               835,930          340,970           494,960

Equipment under capital leases                  74,097            1,528            72,569

--------------------------------------------------------------------------------------------
                                              $910,027         $342,498          $567,529
============================================================================================

  Depreciation of equipment under capital leases of $4,233, $4,011 and $25,570 is included in depreciation and amortization for the periods ended December 31, 2000 and 1999 (unaudited) and May 31, 2000 (audited), respectively.

5.   Deferred charges:

================================================================================
                                           December 31,           May 31,
                                              2000                 2000
                                           (Unaudited)           (Audited)
--------------------------------------------------------------------------------

 Deferred development costs:
  Cost                                      $ 423,490             $ 366,163
  Accumulated amortization                   (218,478)             (172,125)
--------------------------------------------------------------------------------
                                              205,012               194,038

 Deferred financing fees:
  Cost                                         42,000                42,000
  Accumulated amortization                    (35,700)              (30,800)
--------------------------------------------------------------------------------
                                                6,300                11,200

--------------------------------------------------------------------------------
                                            $ 211,312             $ 205,238
================================================================================

6.   Bank indebtedness:

     The Company has an operating line of credit with a Canadian chartered bank in the amount of $900,000, of which $ nil was utilized at December 31, 2000 (May 31, 2000 - $36,365). The facility is subject to the availability of eligible accounts receivable and inventories. The facility bears interest at the prime rate of the chartered bank plus 1.25%, and is secured by a first rank movable hypothec on the universality of the Company's tangible and intangible property.

7.   Long-term debt:

=================================================================================================================================
                                                                                          December 31,           May 31,
                                                                                              2000                 2000
                                                                                          (Unaudited)           (Audited)
---------------------------------------------------------------------------------------------------------------------------------
  Research and development loan, bearing interest at prime rate plus 1%, repayable monthly beginning February 1, 2001 (repayment based on 1/12 of the outstanding balance at January 31, 2001), with any remaining balance due
   January 31, 2002                                                                        $114,991              $182,068

  Loan from a provincial government agency, bearing interest at the government prescribed rate minus 4%, repayable in monthly installments of $1,445 until
   February 2007, with the remaining balance of $2,664 due on March 31, 2007.
   The loan can be repaid at any time without penalty                                       111,039               119,709

  Equipment loans, bearing interest at rates ranging from prime plus 2.75% to prime plus 3%, secured by certainequipment, due at various dates between
   June 2000 and December 2002                                                               62,224                83,906
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            288,254               385,683

  Obligations under capital leases (b)                                                       57,598                71,369
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            345,852               457,052

  Less current portion                                                                      192,200               192,667

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           $153,652              $264,385
=================================================================================================================================

     (a) Principal repayments on long-term debt for the next five years and thereafter are as follows:

================================================================================
2001                                                        $168,556
2002                                                          43,340
2003                                                          17,340
2004                                                          17,340
2005                                                          17,340
Thereafter                                                    24,338
--------------------------------------------------------------------------------
                                                            $288,254
================================================================================

     (b) Minimum lease payments under capital leases are as follows:

================================================================================
2001                                                         $30,241
2002                                                          30,241
2003                                                           3,511
--------------------------------------------------------------------------------
                                                              63,993

Less amounts representing interest at 14%                      6,395

--------------------------------------------------------------------------------
Minimum lease payments                                       $57,598
================================================================================


     Interest on capital leases in the amount of $5,985, $ nil and $1,928 is included in financial expense in the statement of earnings for the periods ended December 31, 2000 and 1999 (unaudited) and May 31, 2000 (audited), respectively.

8.   Share capital:

     Authorized:

         An unlimited number of:

             Common shares, voting

             Class A shares, voting, non-participating

             Class B shares, non-voting, entitled to a non-cumulative dividend of 6%, redeemable by the Company or the holder at the amount paid thereon

         An unlimited number of (continued):

             Class C shares, voting, entitled to a non-cumulative dividend of 6%, redeemable by the Company at the amount paid thereon

             Class D shares, non-voting, entitled to a non-cumulative dividend of 6%, redeemable by the Company at the amount paid thereon

             Class E shares, non-voting

================================================================================
                                                 December 31,          May 31,
                                                    2000                2000
--------------------------------------------------------------------------------
                                                 (Unaudited)          (Audited)

  Issued and outstanding:
     960,000 common shares                        $192,101             $192,101
================================================================================

9.   Commitments:

     Minimum lease payments under an operating lease relating to premises that expires in June 2007 are as follows:

================================================================================

2001                                                         $ 97,938
2002                                                          100,659
2003                                                          106,100
2004                                                          108,820
2005                                                          111,541
2006                                                          114,261
2007                                                           57,131

--------------------------------------------------------------------------------
                                                             $696,450
================================================================================

10.  Research and development:

     Research and development expenditures consist of the following:

===========================================================================================================
                                                                December 31,             May 31,
                                                            2000          1999            2000
-----------------------------------------------------------------------------------------------------------
                                                                (7 months)            (12 months)
                                                               (Unaudited)             (Audited)
 Gross research and development
  expenditures                                          $  442,175      $ 333,464      $  668,821
 Research tax credits                                     (231,012)      (201,623)       (407,262)
-----------------------------------------------------------------------------------------------------------
                                                           211,163        131,841         261,559

 Amortization of deferred development
  costs                                                     46,353         36,664          65,809
 Development costs capitalized in the
  period                                                   (57,327)       (38,847)        (70,389)

-----------------------------------------------------------------------------------------------------------
                                                        $  200,189      $ 129,658      $  256,979
===========================================================================================================

11.  Income taxes:

     Details of the components of income taxes are as follows:

===========================================================================================================
                                                                December 31,             May 31,
                                                            2000          1999            2000
-----------------------------------------------------------------------------------------------------------
                                                                (7 months)            (12 months)
                                                               (Unaudited)             (Audited)
 Net income before income taxes                         $1,867,540      $ 556,156      $1,365,681
 Basic combined federal and provincial
  income tax rate                                            38.02%         38.02%          38.02%
------------------------------------------------------------------------------------------------------------

 Computed income tax provision                             710,039        211,451         519,232

 Adjustment in income taxes resulting from:
  Loss carryforwards and unclaimed
   deductions from prior years                                   -        (24,121)        (59,231)
  Manufacturing and processing tax credit                  (38,850)        (9,636)        (23,664)
  Small business deduction                                  (9,600)        (9,600)        (16,000)
  Permanent differences and other                           32,629         (3,180)        (29,420)
------------------------------------------------------------------------------------------------------------
                                                           (15,821)       (46,537)       (128,315)

------------------------------------------------------------------------------------------------------------
 Income taxes                                           $  694,218      $ 164,914      $  390,917
============================================================================================================

12.  Related party transactions:

     Transactions with a company under common control were as follows:

===========================================================================================================
                                                             December 31,               May 31,
                                                         2000           1999             2000
-----------------------------------------------------------------------------------------------------------
                                                             (7 months)               (12 months)
                                                            (Unaudited)                (Audited)

Management fees                                         $25,648         $43,422        $40,242
Sale of equipment                                             -               -         19,307
Purchases of supplies                                     3,320               -          5,523
Commissions                                              18,509          16,562         19,311
===========================================================================================================


  The transactions are in the normal course of operations and are recorded at the exchange amount negotiated between the parties.


13.  Financial instruments:

     (a)  Credit risk:

     Credit risk results from the possibility that a loss may occur from the failure of another party to perform according to the terms of the contract. The Company regularly monitors its credit risk exposure and takes steps to mitigate the likelihood of these exposures from resulting in actual loss. Financial instruments that potentially subject the Company to significant risk consist principally of trade accounts receivable.

     Credit risk with respect to trade accounts receivable is limited due to the Company's credit evaluation process, reasonably short collection periods and the financial strength of its customers. In the normal course of business, the Company evaluates the financial condition of its customers on a continuing basis and reviews the creditworthiness of all new customers.

     (b) Foreign currency risk management:

     A substantial portion of the Company's revenues are derived in US dollars. The Company does not use derivative financial instruments to manage its exposure to foreign exchange risk. This results in financial risk due to fluctuations in the value of the Canadian dollar relative to the US dollar. Fluctuations in payments made for the Company's services could cause unanticipated fluctuations in the Company's operating results.

     (c)  Interest rate risk:

     The Company is subject to interest rate risk on its long-term debt, which bears interest at variable rates.

     (d)  Fair value disclosure:

     Fair value estimates are made as of a specific point in time using available information about the financial instrument. These estimates are subjective in nature and often cannot be determined with precision.

     The Company has determined that the carrying value of its short-term financial assets and liabilities approximates fair value due to the immediate or short-term maturity of these financial instruments. The carrying value of the long-term debt also approximates its fair value because interest is based on market-related variable rates. The carrying value of the obligation under capital leases approximates fair value because the rates of interest thereon approximate market rates.


14.  Segment disclosures:

     (a)  Geographic information:

     The Company operates in one business segment, namely the sale of telecommunications equipment for the cable and broadcast industry. The Company's assets are located in Canada. Sales by geographical area, based on the location of the customers, are approximately as follows:

===========================================================================================================
                                                               December 31,              May 31,
                                                           2000            1999           2000
-----------------------------------------------------------------------------------------------------------
                                                                (7 months)             (12 months)
                                                               (Unaudited)              (Audited)
Canada                                                  $  492,189      $  477,594     $  776,207
United States                                            3,807,352       2,262,209      4,253,724
Asia/Pacific                                             1,251,028               -      1,383,761
Other international                                        335,107         284,528        202,650

-----------------------------------------------------------------------------------------------------------
                                                        $5,885,676      $3,024,331     $6,616,342
===========================================================================================================

     (b) Information about major customers:

     Six customers represent approximately 57% of the Company's sales as at December 31, 2000 and 1999 (May 31, 2000 - 58%).

===========================================================================================================
                                                               December 31,             May 31,
                                                           2000           1999           2000
-----------------------------------------------------------------------------------------------------------
                                                                (7 months)           (12 months)
                                                               (Unaudited)            (Audited)
Customer A                                                  20.3%           7.9%          20.5%
Customer B                                                  13.0%           8.1%           6.7%
Customer C                                                   8.7%           8.9%           9.0%
Customer D                                                   7.9%           2.2%           1.7%
Customer E                                                   5.9%          17.7%          15.2%
Customer F                                                   1.7%          12.1%           5.6%

============================================================================================================

15.  Canadian/US reporting differences:

     (a) Consolidated statements of earnings:

     The reconciliation of earnings reported in accordance with Canadian GAAP and with US GAAP is as follows:

===========================================================================================================
                                                                December 31,             May 31,
                                                            2000           1999           2000
-----------------------------------------------------------------------------------------------------------
                                                                (7 months)             (12 months)
                                                               (Unaudited)              (Audited)
Net income, Canadian GAAP                                $1,173,322      $391,242       $974,764

Adjustments:
 Development costs (1)                                      (10,974)       (2,183)        (4,580)
 Income taxes (2)                                            45,195       (71,790)       (96,449)

------------------------------------------------------------------------------------------------------------
Net income, US GAAP                                      $1,207,543      $317,269       $873,735
============================================================================================================

     (b) Consolidated shareholders' equity:

     The reconciliation of shareholders' equity reported in accordance with Canadian GAAP and with US GAAP is as follows:

================================================================================
                                             December 31,           May 31,
                                                2000                 2000
--------------------------------------------------------------------------------
                                             (Unaudited)           (Audited)
Shareholders' equity, Canadian GAAP           $2,357,596            $1,184,274

Adjustments:
 Development costs (1)                          (205,012)             (194,038)
 Income taxes (2)                                (59,227)             (104,422)
--------------------------------------------------------------------------------
                                                (264,239)             (298,460)

--------------------------------------------------------------------------------
Shareholders' equity, US GAAP                 $2,093,357            $  885,814
================================================================================

     (1) In accordance with FAS 2, Accounting for Research and Development Costs, all research and development costs are charged to expense when incurred for US GAAP purposes. For Canadian GAAP purposes, certain development costs can be capitalized when they meet the appropriate criteria for capitalization.

     (2) In accordance with FAS 109, Accounting for Income Taxes, income taxes are accounted for using the "asset and liability" method, under which future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax basis. For Canadian GAAP purposes, the "deferred" method was used, under which deferred income taxes result from timing differences between the recognition of income for tax and financial statement purposes.

16.  Subsequent events:

     On January 5, 2001, Sunrise Telecom Incorporated ("Sunrise"), based in San Jose, California, acquired all of the outstanding shares of the Company for CDN$17.6 million (US$11.7 million) in cash and notes payable.


     Effective March 1, 2001, the Company was amalgamated with a subsidiary, created after the acquisition by Sunrise, called 3051737 Nova Scotia Company.



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